IMPAIRMENT	12 Months Ended
Dec. 31, 2024
IMPAIRMENT
IMPAIRMENT

24.IMPAIRMENT

Goodwill Impairment Tests

In the fourth quarter of 2024, the Company performed the annual goodwill impairment test as required by IAS 36. The estimated recoverable amount of each CGU was calculated under the fair value less costs to dispose (“FVLCD”) basis and compared to the carrying amount. The estimated recoverable amounts were calculated by discounting the estimated future net cash flows over the estimated life of the mine and, in certain circumstances, by reference to comparable market transactions. No impairment losses were recorded during the year ended December 31, 2024.

Macassa

The recoverable amount as at December 31, 2023 for the Macassa CGU was calculated to be less than the carrying amount and an impairment loss of $675.0 million ($594.0 million net of tax) was recognized, of which $420.9 million was recognized against goodwill and $254.1 million ($173.2 million net of tax) was recognized against property, plant and mine development costs. After giving effect to the impairment, the carrying value of the Macassa CGU was $1,595.3 million, as at December 31, 2023.

Impairment of Long Lived Assets

Recoverable amounts are determined under the FVLCD basis and are calculated by discounting the estimated future net cash flows of the respective mines and certain exploration projects within the respective CGUs. Certain mineralization outside of the discounted cashflow models is calculated by reference to comparable market transactions. The discounted cash flow approach uses significant unobservable inputs and is therefore considered a Level 3 fair value measurement under the fair value hierarchy. The key assumptions used in this assessment are consistent with the Company’s testing of goodwill impairment, as listed below.

Pinos Altos

In the fourth quarter of 2023, the Company determined that there was an indicator of impairment at the Pinos Altos CGU primarily due to an increase in its carrying value, increasing costs due to inflation, additional ground support required at the underground mine and the strengthening of the Mexican peso. The recoverable amount was calculated to be less than the carrying amount and an impairment loss of $112.0 million ($73.4 million net of tax) was recognized against the property, plant and mine development costs. After giving effect to the impairment, the carrying value of the Pinos Altos CGU was $299.5 million, as at December 31, 2023.

Key Assumptions

The determination of the recoverable amount within level 3 of the fair value hierarchy, includes the following key applicable assumptions:

●	Discount rates were based on each asset group’s weighted average cost of capital (“WACC”), of which the two main components are the cost of equity and the after-tax cost of debt. Cost of equity was calculated based on the capital asset pricing model, incorporating the risk-free rate of return based on local government marketable bond yields as at the valuation date, the Company’s beta coefficient adjustment to the market equity risk premium based on the volatility of the Company’s return in relation to that of a comparable market portfolio, plus a size premium and Company-specific risk factors for each mine or project. Cost of debt was determined by applying an appropriate market indication of the Company’s borrowing capabilities and the corporate income tax rate applicable to each asset group’s jurisdiction;
●	Gold price estimates were determined using forecasts of future prices prepared by industry analysts, which were available as at or close to the valuation date;

24.IMPAIRMENT (Continued)

●	Foreign exchange estimates are based on a combination of currency forward curves and estimates that reflect the outlooks of major global financial institutions;
●	Estimated production levels, and future operating and capital costs are based on detailed life of mine plans and also take into account management’s expected development plans;
●	Estimates of the fair value attributable to mineralization in excess of life of mine plans are based on various assumptions, including determination of the appropriate valuation method for mineralization and ascribing anticipated economics to mineralization in cases where only limited economic study has been completed; and
●	Market participants may utilize a net asset value (“NAV”) multiple when companies trade at a market capitalization greater than the net present value (“NPV”) of their expected cash flows. The NAV multiple takes into account a variety of additional value factors such as the exploration potential of the mineral property to find and produce more metal than what is currently included in the cashflow model and the benefit of gold price optionality. The Company applied NAV multiples to the NPV of CGUs that it judged to be appropriate.

The range of key assumptions used in the impairment tests are summarized as set out below:

	As at December 31,
	2024	2023
Gold price per oz	$2,050 - $2,500	$1,750 - $1,950
WACC	6.3% - 9.0%	6.3% - 8.9%
NAV multiple	1.00x - 1.58x	1.00x - 1.66x
Foreign exchange rates	US$0.74:C$1.00 to US$0.78:C$1.00	US$0.77:C$1.00 to US$0.80:C$1.00
Inflation	2.0%	2.0%